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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 26, 1998





                       IMC Home Equity Loan Trust 1997-7
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             (Exact name of registrant as specified in its charter)


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
            Delaware                               333-24455-03                             Being Applied For
----------------------------------         ------------------------------               -------------------------
(State or Other Jurisdiction)                      (Commission                              (I.R.S. Employer
         of Incorporation)                         File Number)                             Identification No.)


c/o The Chase Manhattan Bank, as Trustee
 450 West 33rd Street, 15th Floor
        New York, New York                                                                        10001
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      (Address of Principal                                                                     (Zip Code)
        Executive Offices)
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         Registrant's telephone number, including area code  (212) 946-8600
                                                             --------------

                                   No Change
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         (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 26, 1998, IMC Home Equity Loan Trust 1997-7 (the "Trust") acquired $15,548,634.03 of Subsequent Home Equity Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of November 1, 1997, among IMC Securities, Inc. (the "Depositor"), as Depositor, IMC Mortgage Company (the "Seller"), as Seller and Servicer, and The Chase Manhattan Bank, as Trustee and the Subsequent Transfer Agreement, dated January 26, 1998, among the Depositor, the Seller, and the Trust, as purchaser. The Subsequent Home Equity Loans possess the characteristics required by the Prospectus dated June 6, 1997 and the Prospectus Supplement dated November 20, 1997, filed pursuant to Rule 424(b)(5) of the Act on November 25, 1997. The Schedule of Subsequent Home Equity Loans is attached to the Subsequent Transfer Agreement.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

                 10.1 Subsequent Transfer Agreement dated as of January 26, 1998 among IMC Securities, Inc., as Depositor, IMC Mortgage Company, as Seller and IMC Home Equity Loan Trust 1997-7 as Purchaser.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                          IMC HOME EQUITY LOAN TRUST 1997-7

                                          By:      IMC SECURITIES, INC., as Depositor

                                          By:      /s/ Thomas Middleton
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                                                   Name:    Thomas Middleton
                                                   Title:   President and Chief Operating Officer

January 26, 1998
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